Exhibit 9

JOINDER TO REGISTRATION RIGHTS AGREEMENT

Each of the undersigned is executing and delivering this Joinder (this “Joinder”) pursuant to the Registration Rights Agreement, dated as of April 20, 2020 (the “Registration Rights Agreement”), by and among OUTFRONT Media Inc. (the “Company”) and the purchasers named therein (each, a “Purchaser” and collectively, the “Purchasers”). Capitalized terms used and not defined herein shall have the meanings set forth in the Registration Rights Agreement.

By executing and delivering this Joinder to the Company, each of the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Registration Rights Agreement as a Holder and a Purchaser as of the date hereof in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

Accordingly, the undersigned has executed and delivered this Joinder as of September 18, 2020.

PEP VIII SPV, L.P.

By: PEP VIII GP LLC, its general partner

By: Providence Equity GP VIII L.P., its member-manager

By:	/s/ Sarah N. Conde
Name: Sarah N. Conde
Title: Authorized Signatory

PEP VIII-A SPV, L.P.

By: PEP VIII GP LLC, its general partner

By: Providence Equity GP VIII L.P., its member-manager

By:	/s/ Sarah N. Conde
Name: Sarah N. Conde
Title: Authorized Signatory

PEP VIII (SCOTLAND) SPV, L.P.

By: PEP VIII GP LLC, its general partner

By: Providence Equity GP VIII L.P., its member-manager

By:	/s/ Sarah N. Conde
Name: Sarah N. Conde
Title: Authorized Signatory

[Signature Page to Joinder to RRA]

PEP VIII-A AIV SPV, L.P.

By: PEP VIII GP LLC, its general partner

By: Providence Equity GP VIII L.P., its member-manager

By:	/s/ Sarah N. Conde
Name: Sarah N. Conde
Title: Authorized Signatory

PEP VIII CO-INVEST SPV, L.P.

By: PEP VIII GP LLC, its general partner

By: Providence Equity GP VIII L.P., its member-manager

By:	/s/ Sarah N. Conde
Name: Sarah N. Conde
Title: Authorized Signatory

[Signature Page to Joinder to RRA]